UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 27, 2015

LRI Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173579	20-5894571
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Armory Drive, Suite 300
Nashville, Tennessee  37204
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(615) 885-9056

Not Applicable
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 28, 2015, LRI Holdings, Inc. (the "Company") and its wholly-owned subsidiary, Logan's Roadhouse, Inc. ("Logan's Roadhouse") executed Amendment No. 5 (the "Amendment") to the Credit Agreement (the "Credit Agreement") by and among the Company, Logan's Roadhouse, each financial institution from time to time party thereto, JP Morgan Chase Bank, N.A. and Credit Suisse AG, as syndication agent and JP Morgan Chase Bank, N.A., as administrative agent. The Amendment is effective as of May 28, 2015 and serves to clarify the treatment of certain covenants related to the Company's decision to change its fiscal year end to the Wednesday closest to December 31, of each calendar year.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to Exhibit 10.1.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2015, Nicole A. Williams, the Interim Principal Financial Officer, Secretary and Vice President of Finance, informed the Company of her decision to leave to pursue other opportunities. Ms. Williams has agreed to a transition time period not to exceed 90 days to allow for recruitment and training of her successor.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2015, the Board of Directors of the Company approved a change in fiscal year end from a 52-53 week fiscal year ending on the Sunday closest to July 31st to a 52-53 week fiscal year ending on the Wednesday closest to December 31st. The Company will file a transition report on Form 10-K covering the transition period from August 3, 2015 to December 30, 2015, which is the period between the closing of the Company's current fiscal year and the opening date of the newly selected fiscal year.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 5, dated as of May 28, 2015, among Logan's Roadhouse, Inc., LRI Holdings, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders as a party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2015	LRI Holdings, Inc.

	By:	/s/ James J. Hagan
James J. Hagan
Chief Financial Officer and Treasurer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 5, dated as of May 28, 2015, among Logan's Roadhouse, Inc., LRI Holdings, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders as a party thereto.

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